39500-P1 09/25

SUPPLEMENT, DATED SEPTEMBER 25, 2025, TO THE SUMMARY PROSPECTUS, PROSPECTUS, AND STATEMENT OF ADDITIONAL INFORMATION (“SAI”) OF PUTNAM BDC INCOME ETF (THE “FUND”)

I. Although the Fund is classified as a non-diversified fund, the Fund is currently operating as a diversified fund, and under current law, shareholder approval would be required for the Fund to resume operating as non-diversified. Effective immediately, all references to the Fund’s non-diversified classification and related disclosure in the Fund’s prospectus and summary prospectus are deleted.

II. The disclosure under the caption “Risk of investing in business development companies (‘BDCs’)” in the sub-section Risks in the Fund summary section of the prospectus is deleted and replaced with the following:

BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While the BDCs in which the fund invests are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate dividend income. The BDCs in which the fund invests may invest in floating rate securities, which are instruments in which the interest rate payable on an obligation fluctuates on a periodic basis based upon changes in an interest rate benchmark. As a result, the yield on such a security will generally decline in a falling interest rate environment, causing the BDC, and by extension, the fund, to experience a reduction in the income it receives from the security.

The fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the fund’s management fee and any other expenses paid by the fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. The use of leverage by BDCs magnifies gains and losses on amounts invested and increases the risks associated with investing in BDCs. A BDC may make investments with a larger amount of risk of volatility and loss of principal than other investment options and may also be highly speculative and aggressive. Certain BDCs may also be difficult to value since many of the assets of BDCs do not have readily ascertainable market values. Therefore, such assets are most often recorded at fair value in accordance with valuation procedures adopted by such companies, which may potentially result in material differences between a BDC’s net asset value per share and its market value.

III. The first paragraph under the caption “Risk of investing in BDCs” in the sub-section Principal investment risks in the section Fund details of the prospectus is deleted and replaced with the following:

BDCs generally invest in less mature U.S. private companies or thinly traded U.S. public companies which involve greater risk than well-established publicly-traded companies. While the BDCs in which the fund invests are expected to generate income in the form of dividends, certain BDCs during certain periods of time may not generate dividend income. The BDCs in which the fund invests may invest in floating rate securities, which are instruments in which the interest rate payable on an obligation fluctuates on a periodic basis based upon changes in an interest rate benchmark. As a result, the yield on such a security will generally decline in a falling interest rate environment, causing the BDC, and by extension, the fund, to experience a reduction in the income it receives from the security.

The fund will indirectly bear its proportionate share of any management fees and other operating expenses incurred by the BDCs and of any performance-based or incentive fees payable by the BDCs in which it invests, in addition to the fund’s management fee and any other expenses paid by the fund. A BDC’s incentive fee may be very high, vary from year to year and be payable even if the value of the BDC’s portfolio declines in a given time period. Incentive fees may create an incentive for a BDC’s manager to make investments that are risky or more speculative than would be the case in the absence of such compensation arrangements, and may also encourage the BDC’s manager to use leverage to increase the return on the BDC’s investments. Any incentive fee payable by a BDC that relates to its net investment income may be computed and paid on income that may include interest that has been accrued but not yet received. If a portfolio company defaults on a loan that is structured to provide accrued interest income, it is possible that accrued interest income previously included in the calculation of the incentive fee will become uncollectible. A BDC’s manager may not be obligated to reimburse the BDC’s shareholder for any part of the incentive fee it received that was based on accrued interest income that was never received as a result of a subsequent default, and such circumstances would result in the BDC’s shareholders (including the fund) paying an incentive fee on income that was never received by the BDC. Such incentive fees may also create an incentive for a BDC’s manager to make investments in securities with deferred interest features.

IV. The first paragraph in the section FUND ORGANIZATION AND CLASSIFICATION in the SAI is deleted and replaced with the following:

Each of BDC Income ETF, ESG Core Bond ETF, ESG High Yield ETF and ESG Ultra Short ETF is a diversified series of Putnam ETF Trust (the “Trust”). Each of BioRevolution ETF and Emerging Markets ex-China ETF is a non-diversified series of the Trust. The Trust is a Delaware statutory trust organized on December 22, 2020.

V. The last two paragraphs in the section INVESTMENT RESTRICTIONS in the SAI are deleted and replaced with the following:

The following non-fundamental investment policies may be changed by the Trustees without shareholder approval:

(1)

ESG Core Bond ETF, ESG High Yield ETF and ESG Ultra Short ETF: The Fund will not acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Sections 12(d)(1)(F) or (G) of the Investment Company Act of 1940, as amended.

(2)	BDC Income ETF: The Fund may not and will not:

a.

With respect to 75% of its total assets, invest in securities of any issuer if, immediately after such investment, more than 5% of the total assets of the fund (taken at current value) would be invested in the securities of such issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

b.

With respect to 75% of its total assets, acquire more than 10% of the outstanding voting securities of any issuer; provided that this limitation does not apply to obligations issued or guaranteed as to interest or principal by the U.S. government or its agencies or instrumentalities or to securities issued by other investment companies.

BDC Income ETF is currently operating as a diversified fund consistent with non-fundamental investment policy (2) above. BDC Income ETF has previously operated as a non-diversified fund and may operate as a non-diversified fund in the future to the extent permitted by applicable law. Under current law, shareholder approval would be required for BDC Income ETF to resume operating as non-diversified.

All percentage limitations on investments will apply at the time of the making of an investment and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of such investment.

Shareholders should retain this Supplement for future reference.